Contingencies and Commitments	12 Months Ended
Dec. 31, 2025
Contingencies and Commitments [Abstract]
CONTINGENCIES AND COMMITMENTS
26	CONTINGENCIES AND COMMITMENTS

As of 31 December 2025, the Company has assessed a potential tax exposure arising from the recognition of revenue generated by Sagtec Global.

The potential exposure relates to the risk that Sagtec Global may be regarded as having a taxable presence in Malaysia, based on factors including: (i) key commercial and strategic decision-making functions being conducted in Malaysia; (ii) a significant portion of revenue being derived from customers based in Malaysia; and (iii) employees involved in operations being primarily located in Malaysia.

Notwithstanding the above, management is of the view that Sagtec Global does not have a taxable presence in Malaysia based on its current structure and governance framework. Nevertheless, as tax treatment may be subject to interpretation by the relevant authorities, there remains a potential exposure that Sagtec Global could be assessed to tax in Malaysia, which may result in additional tax liabilities, together with potential penalties and interest.

As at the reporting date, no provision has been recognized as management considers the likelihood of a material outflow of economic resources to be low. Accordingly, the matter is disclosed as a contingent liability in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets.